                                  EXHIBIT 23

                               CONSENT OF COUNSEL

         The consent of Nels G. Magnuson, Assistant General Coun-sel of the Company, is included in his opinion, a copy of which is filed as Exhibit 5.

                      CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this regis-tration statement on Form S-8 of:

         (1) Our report dated September 7, 1993 on our examination of the Agway Inc. Employees' Thrift Investment Plan as of June 30, 1993 and 1992, and for the three years in the period ended June 30, 1993, filed as an exhibit to the Annual Report on Form 10-K (SEC File No. 2-22791) of Agway Inc. and Consolidated Subsidiaries filed with the Securities and Exchange Commission pursuant to the Secu-rities Exchange Act of 1934.

         (2) Our reports dated September 17, 1993 on our examina-tions of the consolidated financial statements and financial statement schedules of Agway Inc. and Consolidated Subsidiaries as of June
30, 1993 and 1992, and for the three years in the period ended June 30, 1993 appearing in the Annual Report on Form 10-K.






COOPERS & LYBRAND
Syracuse, New York
June 8, 1994

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registra-tion Statement on Form S-8 of our report dated August 4, 1993 relating to the consolidated financial statements of H. P. Hood, Inc., which appears on page 26 of Agway Inc.'s Annual Report on Form
10-K for the year ended June 30, 1993.


PRICE WATERHOUSE


Boston, Massachusetts
June 8, 1994

                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registra-tion Statement on Form S-8 of our report dated August 17, 1993, relating to the June 26, 1993, June 26, 1992, and June 28, 1991 financial statements of Curtice Burns Foods, Inc. (including sched-ules thereto) which report is included in Agway Inc.'s Annual Report on Form 10-K for the year ended June 30, 1993.







PRICE WATERHOUSE

Rochester, New York
June 8, 1994